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                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

                           Form 8-K

               Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934



                 Date of Report:  DECEMBER 10, 1996
                (Date of earliest event reported)


                SECURITY FEDERAL BANCORP, INC.
   (exact name as specified in certificate of incorporation)


                           DELAWARE
                   (State of Incorporation)


                            0-25728
                       (SEC File Number)


                          63-1134627
                   (Internal Revenue Service
                Employer Identification Number)


     2301 UNIVERSITY BOULEVARD, TUSCALOOSA, ALABAMA, 35401
 (address of principal executive offices, including zip code)


                        (205) 345-8800
            (telephone number, including area code)


                        NOT APPLICABLE
 (former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

     Security Federal Bancorp, Inc., Tuscaloosa, Alabama, announced that its Board of Directors has declared a one-time cash distribution in the amount of $3.00 per share to the holders of the Company's common stock, payable December 27, 1996 to stockholders of record on December 19, 1996, and that it is expected that substantially all of the distribution will qualify as a non-taxable return of capital to stockholders.

     The Registrant's press release is filed with this report as
Exhibit 99.1 and incorporated into this report by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS.

         Exhibit 99.1  Press Release dated December 10, 1996
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                          SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized as of the date set forth below.

                                SECURITY FEDERAL BANCORP, INC.



                                By:  /s/ John F. Harvard
                                     --------------------------
                                     John F. Havard
                                     President


Date: December 11, 1996